UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2012

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2012, RPM International Inc. (the “Company”) announced that Robert L. Matejka is retiring as the Company’s Senior Vice President and Chief Financial Officer, effective April 10, 2012. Mr. Matejka will remain with the Company until May 31, 2012 to assist in the transition of his responsibilities.

The Company also announced that its Board of Directors has elected Russell L. Gordon as Vice President and Chief Financial Officer, effective April 10, 2012. Mr. Gordon, 46, has served as the Company’s Vice President – Corporate Planning since 2007. Mr. Gordon joined the Company as Director of Corporate Development in 1995.

There are no arrangements or understandings between Mr. Gordon and any other persons pursuant to which Mr. Gordon was selected as an executive officer. There are no family relationships between Mr. Gordon and any director or executive officer of the Company. There are no transactions in which Mr. Gordon has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.

The Company also announced that its Board of Directors has elected Keith R. Smiley as Vice President – Finance and Controller, effective April 10, 2012. As Controller, Mr. Smiley will serve as the Company’s principal accounting officer. Mr. Smiley, 49, was elected as the Company’s Vice President – Treasurer and Assistant Secretary in 1999, and has served as Treasurer of the Company since 1997. From 1993 until 1997, he was the Company’s Controller.

There are no arrangements or understandings between Mr. Smiley and any other persons pursuant to which Mr. Smiley was selected as an executive officer. There are no family relationships between Mr. Smiley and any director or executive officer of the Company. There are no transactions in which Mr. Smiley has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.

The Company also announced that Barry M. Slifstein has been appointed Vice President – Investor Relations and Planning, effective April 10, 2012. Concurrent with Mr. Smiley becoming Controller on April 10, 2012, Mr. Slifstein will no longer serve as the Company’s principal accounting officer.

A copy of the press release relating to these and other announcements regarding changes within the Company’s finance department is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of the Company, dated February 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date February 21, 2012

/s/ Edward W. Moore
Edward W. Moore Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release of the Company, dated February 21, 2012.